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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 21, 2005

                  NEVSTAR GAMING AND ENTERTAINMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                         0-21071                88-0309578
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


    12890 Hilltop Road, Argyle, Texas                               76226
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 233-0300

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 Section 5--Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Directors
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         On November 21, 2005, William O. Fleischman resigned as a member of the
Nevstar board of directors. Following the resignation, Timothy P. Halter, chairman of the board, is the sole director.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Nevstar Gaming and Entertainment Corporation


                                     /s/ Timothy P. Halter
                                    --------------------------------------------
                                    Timothy P. Halter,
                                    Sole Officer


DATED:  November 21, 2005